NOMURA PARTNERS FUNDS, INC.

THE JAPAN FUND

ASIA PACIFIC EX JAPAN FUND

INDIA FUND

GREATER CHINA FUND

GLOBAL EQUITY INCOME FUND

GLOBAL EMERGING MARKETS FUND

GLOBAL ALPHA EQUITY FUND

INTERNATIONAL GROWTH EQUITY FUND

INTERNATIONAL EQUITY FUND

(EACH A “FUND”; COLLECTIVELY, THE “FUNDS”)

SUPPLEMENT DATED DECEMBER 14, 2010

TO THE PROSPECTUS DATED JANUARY 28, 2010, AS SUPPLEMENTED

This Supplement provides new and additional information beyond that which is contained in the Prospectus. Please keep this Supplement and read it together with the Prospectus dated January 28, 2010 and the Supplement dated November 9, 2010.

The disclosure and chart below replace similar disclosures contained within the section entitled “Portfolio Managers” on page 4 of the Prospectus:

Four individuals at NAM Tokyo share primary responsibility for managing the Fund.

Portfolio Manager	Title	Service with NAM Tokyo	Service with the Fund
Hitoshi Nagasawa	Senior Fund Manager	1996	2008
Kentaro Takayanagi	Senior Fund Manager	1991	2008
Shinsuke Yauchi	Senior Fund Manager	1998	2010
Akira Higashida	Senior Fund Manager	1999	2010

The disclosure and chart below replace similar disclosure following the caption “The Japan Fund” on page 71 of the Prospectus:

Four individuals at NAM Tokyo share primary responsibility for managing The Japan Fund.

Portfolio Managers	Since	Recent Professional Experience
Hitoshi Nagasawa	2008	Senior Fund Manager, Equity Investment Department at NAM Tokyo
since 2004. He also served as Senior Portfolio Manager, Global
Balance Investment Department at NAM Tokyo from 2003 to 2004.
Previously, he worked in NAM Tokyo’s Investment Strategy
		Department.
Kentaro Takayanagi	2008	Senior Fund Manager, Equity Investment Department at NAM Tokyo since 2004. Previously, he worked for four years at NAM Tokyo as a Fund Manager.
Shinsuke Yauchi	2010	Senior Fund Manager, Equity Investment Department at NAM Tokyo since 2005. Previously, he worked for three years at NAM Tokyo as an Analyst.
Akira Higashida	2010	Senior Fund Manager, Equity Investment Department at NAM Tokyo since 2001. Previously, he worked for two years at NAM Tokyo as an Analyst.

An Investment Policy Committee comprised of a variety of senior Nomura Asset Management investment professionals is responsible for the final allocation between the large cap value, large cap growth and small cap blend styles. Mr. Nagasawa is responsible for the final decision of the style allocation as Chairman of the Investment Policy Committee. Although Mr. Nagasawa relies on the advise and input of other investment professionals, the style allocation decision is his and not the result of consensus. Once the style allocation decision is made each of the individual portfolio managers is then responsible for stock selection decisions within their respective areas of responsibility.

Mr. Yauchi is responsible for the selection of large cap growth securities while Mr. Takayanagi is responsible for the selection of large cap value securities and Mr. Higashida is responsible for the selection of small cap blend securities.

The following disclosure is added to the end of the section captioned “Lost Accounts” in the “How to Purchase, Exchange and Redeem Shares” section of the Prospectus at page 88:

As with all personal financial accounts, property may be transferred to a state if no activity occurs in your account within the time period specified by state law and we are unable to communicate with you about your account.

INVESTMENT COMPANY ACT FILE NO: 811-01090

NOMURA PARTNERS FUNDS, INC.

THE JAPAN FUND

(THE “FUND”)

SUPPLEMENT DATED DECEMBER 14, 2010

TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

DATED JANUARY 28, 2010, AS AMENDED AND RESTATED JUNE 1, 2010, AS SUPPLEMENTED

This Supplement provides new and additional information beyond that which is contained in the SAI. Please keep this Supplement and read it together with the SAI dated January 28, 2010, as amended and restated June 1, 2010 and as supplemented on November 9, 2010.

The disclosure and chart below replace similar disclosures following the caption “The Japan Fund” within the section Portfolio Managers beginning on page 20 of the SAI:

The Japan Fund

Four portfolio managers of NAM Tokyo are primarily responsible for the management of The Japan Fund: Mr. Hitoshi Nagasawa, who joined NAM Tokyo in 1996, is the lead portfolio manager; and Messrs. Kentaro Takayanagi, Shinsuke Yauchi and Akira Higashida are the other principal members of the team.

Other Funds and Accounts Managed. The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of November 30, 2010.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based
Names of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Hitoshi Nagasawa	0 0	$3 1,640,301,848	0 0	0 0	0 0	0 0
Kentaro Takayanagi	0 0	$5 1,107,696,034	$3 627,967,598	0 0	0 0	$2 393,457,159
Shinsuke Yauchi	0 0	$7 936,670,587	0 0	0 0	0 0	0 0
Akira Higashida	0 0	$2 182,661,796	0 0	0 0	0 0	0 0

Securities Ownership of Portfolio Managers. As of November 30, 2010, the portfolio managers listed above did not own beneficially any securities issued by the Fund.

INVESTMENT COMPANY ACT FILE NO: 811-01090